TACTICAL DIVIDEND & MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 1.7%
	GAMING REITS - 1.7%
35,000	Gaming and Leisure Properties, Inc.	$ 1,495,550
	TOTAL COMMON STOCKS (Cost $1,589,994)

	EXCHANGE-TRADED FUNDS — 96.6%
	EQUITY - 96.6%
100,514	Communication Services Select Sector SPDR Fund(a)	7,826,020
50,668	Consumer Discretionary Select Sector SPDR Fund	8,898,314
69,533	Consumer Staples Select Sector SPDR Fund	5,249,742
36,696	Energy Select Sector SPDR Fund	3,431,810
274,811	Financial Select Sector SPDR Fund	11,091,372
74,486	Health Care Select Sector SPDR Fund	10,452,620
61,773	Industrial Select Sector SPDR Fund(a)	7,506,655
22,578	Materials Select Sector SPDR Fund	2,001,088
9,119	Real Estate Select Sector SPDR Fund	330,017
38,085	Technology Select Sector SPDR Fund	7,474,943
29,399	Utilities Select Sector SPDR Fund	1,962,089
34,328	Vanguard Information Technology ETF	16,983,091
	TOTAL EXCHANGE-TRADED FUNDS (Cost $78,506,166)	83,207,761

	SHORT-TERM INVESTMENT — 1.1%
	MONEY MARKET FUND - 1.1%
916,031	MSILF Treasury Securities Portfolio, Institutional Class, 5.16% (Cost $916,031)(b)	916,031

	TOTAL INVESTMENTS - 99.4% (Cost $81,012,191)	$ 85,619,342
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	518,022
	NET ASSETS - 100.0%	$ 86,137,364

ETF	- Exchange-Traded Fund
REIT	- Real Estate Investment Trust
SPDR	- Standard & Poor's Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of April 30, 2024 was $1,646,389. Non-cash collateral received from the borrower not disclosed in the Schedule of Investments had a value of $1,708,244 as of April 30, 2024.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2024.